SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): January 28, 2005

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 3, 2005 the Company filed a Current Report on Form 8-K reporting under Item 2 the acquisition by the Company of Telenexus, Inc.  The description of the acquisition in Item 2.01 below is reprinted verbatim from Item 2 of the original Form 8-K for the convenience of the reader and such description has not been amended.  The purpose of this Form 8-K/A is solely to amend the Form 8-K filed on February 3, 2005 to include the financial information required by Item 9.01(a) Financial Statements and 9.02(b) Pro Forma Financial Information of Form 8-K which was omitted from the original filing and is being filed herewith within 71 days after the due date of the original Form 8-K filing as permitted by Form 8-K.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On January 28, 2005 (the “Closing Date”), WJ Communications, Inc (the “Company”) completed its acquisition of Telenexus, Inc. (“Telenexus”).  Pursuant to an Agreement and Plan of Merger, dated January 19, 2005 (the “Merger Agreement”), by and between the Company, WJ Newco, LLC (the “WJ Sub”), Telenexus and Richard J. Swanson, Wilfred K. Lau, David Fried, Kurt Christensen and Mark Sutton (together, the “Shareholders”), Telenexus merged with and into the WJ Sub (the “Merger”) effective on January 29, 2005.  The WJ Sub was the survivor in the Merger and is a wholly-owned subsidiary of the Company.  A copy of the press release issued by the Company on January 31, 2005 announcing the closing of the foregoing transaction is attached to this report as Exhibit 99.1.

Telenexus designs, develops, manufactures and markets radio frequency identification (“RFID”) reader products for a broad range of industries and markets.  By virtue of the Merger, the Company purchased through the WJ Sub all of the assets necessary for the conduct of the RFID business of Telenexus, consisting primarily of, and including, but not limited to RFID modules, baseband processing algorithms, applications software and realizations of several reader product designs.

The consideration paid by the Company on the Closing Date to the Shareholders (the “Closing Consideration”) in connection with the Merger consisted of cash in the amount of $3.0 million, which was paid out of the Company’s cash reserves on the Closing Date, and 2,333,333 shares of the Company’s Common Stock (the “Shares”).  Of the Closing Consideration, cash in the amount of $0.5 million and 333,333 shares of the Company’s Common Stock are being held in escrow with respect to any indemnification matter under the Merger Agreement.  The escrow described above is qualified by reference to the Escrow Agreement, a copy of which is attached as an exhibit to the Merger Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

In addition to the Closing Consideration, the Shareholders may be entitled to further compensation of up to $5.0 million in cash and shares of the Company’s Common Stock if certain revenue targets are achieved by the Company by July 28, 2006 (together with the Closing Consideration, hereinafter referred to as the “Consideration”).  Two of the Shareholders, Richard J. Swanson and Wilred K. Lau also entered into three-year employment agreements with the Company.  A copy of their employment agreements is attached hereto as Exhibit 10.1 and 10.2, respectively.

The Consideration the Company paid to the Shareholders pursuant to the Merger Agreement was determined pursuant to arms’ length negotiations and the Company’s management relied on representations made by certain of the Shareholders and other documents and information provided to the Company.  The Company’s management considered various factors to determine the amount of consideration appropriate for consummation of the Merger, including, the relative value of the RFID business of Telenexus, the present and past use of the RFID assets by Telenexus in the conduct of its business, the future potential value of the RFID assets of Telenexus to the Company and the potential benefit of the transaction to the Company’s stockholders.  The Company intends to use the RFID assets of Telenexus to produce RFID products currently produced or under development by Telenexus and to develop additional commercially salable RFID products.

The Shares were issued to the Seller without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering based on, among other factors, representations made by the Shareholders to the Company and the information made available to the Shareholders.  All but one of the Shareholders is restricted from selling the Shares in accordance with the Lock-up Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

The summary of the transaction described above is qualified by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein

Item 9.01                                             Financial Statements and Exhibits.

(a)           Financial Statements

The audited consolidated financial statements of the Seller for the year ended December 31, 2004, which are required by paragraph (a) of Item 9.01 of Form 8-K with respect to the acquisition of assets of the Seller by the Company, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2.

(b)           Pro Forma Financial Information

The pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K with respect to the acquisition is furnished as part of this Current Report on Form 8-K/A as Exhibit 99.3.

(c)           Exhibits

2.1	*

Agreement and Plan of Merger by and among WJ Communications, Inc., WJ Newco, LLC, Telenexus, Inc. and Richard J. Swanson, Wilfred K. Lau, David Fried, Kurt Christensen and Mark Sutton dated January 19, 2005. (Previously filed with the Securities and Exchange Commission on February 3, 2005 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

4.1

Lock-up Agreement by Richard J. Swanson, Wilfred K. Lau, David Fried and Kurt Christensen dated January 28, 2005. (Previously filed with the Securities and Exchange Commission on February 3, 2005 as Exhibit 4.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

10.1	*

Employment Agreement by and between WJ Communications, Inc. and Richard J. Swanson dated January 28, 2005. (Previously filed with the Securities and Exchange Commission on February 3, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

10.2	*

Employment Agreement by and between WJ Communications, Inc. and Wilfred K. Lau dated January 28, 2005.. (Previously filed with the Securities and Exchange Commission on February 3, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

23.1	+	Consent of Davis, Clark and Company, independent accountants of Telenexus, Inc..

99.1

Press Release dated January 31, 2005 announcing that the Company had completed its acquisition of Telenexus, Inc. (Previously filed with the Securities and Exchange Commission on February 3, 2005 as Exhibit 99.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

99.2	+	Audited consolidated financial statements of Telenexus, Inc. for the year ended December 31, 2004.

99.3	+	Unaudited pro forma combined condensed financial statements giving effect to the combination of the Company and Telenexus, Inc.

The following schedules, exhibits and annexes to the Merger Agreement have been omitted. The Company will furnish supplementally copies of the omitted schedules, exhibits and annexes to the Commission upon request.

Schedule 4.4	Capitalization of the Company
Schedule 4.5	No Conflict
Schedule 4.6	Consents
Schedule 4.7	Property
Schedule 4.8	Necessary Property and Condition of Property
Schedule 4.9	Litigation
Schedule 4.10	Compliance with Laws
Schedule 4.11	Conduct of Business
Schedule 4.12	Labor Matters
Schedule 4.13	Employee Benefit Plans
Schedule 4.15	Contracts
Schedule 4.16	Licenses and Permits
Schedule 4.17	Intellectual Property
Schedule 4.18	Insurance
Schedule 4.19	Financial Statements
Schedule 4.20	Undisclosed Liabilities
Schedule 4.21	Accounts Receivable
Schedule 4.22	Inventories
Schedule 4.23	Bank Accounts
Schedule 4.24	Product Liability and Warranty
Schedule 4.25	Indebtedness
Schedule 4.26	Taxes
Schedule 4.26(p)	List of Tax Returns Filed with respect to the Company
Schedule 4.27	Customers and Suppliers
Schedule 4.28	Related Party Transactions
Schedule 4.29	Brokers/Advisors
Schedule 4.30	Disclosure
Supplement of the shareholders of Telenexus to Disclosure Schedules
Schedule 5.6	Consents
Exhibit I	Form of WJ Communications, Inc. Employee Confidential and Proprietary Information Agreement
Exhibit J	Form of Opinion of Counsel to Telenexus, Inc. and the shareholders of Telenexus, Inc.
Exhibit K	Form of Opinion of Counsel to WJ Communications, Inc. and WJ Newco, LLC

*              Confidential treatment has been requested for portions of this exhibit. Confidential portions of this exhibit have been redacted and have been separately filed with the Securities and Exchange Commission.

+              Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ EPHRAIM KWOK
Ephraim Kwok
Chief Financial Officer
(principal financial officer)

Dated:  April 15, 2005